BE HAPPY
always look on the sunny side.
crocs

JANUARY 2013

INVESTOR PRESENTATION

Exhibit 99.1

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This presentation may contain forward-looking statements, estimates or projections that are based on our current expectations. Any such statements, estimates or projections are subject to risks and uncertainties that could cause the actual results and outcomes to vary materially from these statements, estimates and projections. These risks and uncertainties are discussed under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2011 and subsequent filings with the SEC. Crocs, Inc. undertakes no obligation to update its forward-looking statements upon the receipt of new information, future events or otherwise.

Regarding Forward-Looking Statements 2

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BE COOL
believe in your own sense of style.
cool feels good.
crocs

Investment Highlights
• Global Multi Channel Casual Lifestyle
Footwear Brand
• Focus on the Consumer
• Balanced, International Long-Term
Sales Growth
• Strong Balance Sheet
• Strong Free Cash Flow
• Rewarding Investors Through
Reinvestment of Cash

Fourth Quarter Update

• Revenue expected to be in line with previous guidance of $220mm
• Difficult holiday retail sales environment similar to other brands / retailers
• New products were well accepted in most markets
• Global opportunities and challenges remain
• Backlog for first half 2013 is estimated to be up 15% on a nominal basis from prior year
Key Observations on Q4 2012

1. Guidance last provided on October 24, 2012.  Other than with respect to revenue nothing herein updates or reaffirms such prior guidance.
1

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Revenue (in millions)

$350
$325
$300
$275
$250
$225
$200
$175
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
19.9%
11.9%
7.5%
8.0%
*
Q1
Q2
Q3
Q4
2011
2012
%Δ
$1,200
$1,100
$1,000
$900
+12%
*
FY
2011
2012E
%Δ

Strong Quarterly and YOY Revenue Growth

First Half growth of 16%, Second half growth of 8%
2012 Revenue Growth of Approximately 12%
On a Constant Currency Basis – Annualized Growth of Approximately 15%
* Based on October 24, 2012 Q412 revenue guidance of $220mm

Long-Term Organic Growth Drivers • Product-Driven • New Consumers • Multi-Channel, Global Business Model • Wholesale Channel Expansion 8

Global Sustained Revenue Growth

2010 2011 2012E* CAGR
Asia
Wholesale $ 200 $ 259 $ 297 14%
Retail 77 112 143 23
Internet 8 11 16 26
Total 285 382 456
Europe
Wholesale $ 96 $ 125 $ 110 5%
Retail 15 20 35 33
Internet 17 26 23 11
Total 128 171 168
Americas
Wholesale $ 183 $ 214 $ 235 9%
Retail 143 175 196 11
Internet 51 59 63 7
Total 377 448 494
Global Long-Term Multi Channel Growth
Asia: 17%
Europe: 9%
Americas: 9%
* Based on October 24, 2012 Q412 revenue guidance of $220mm

Expanding Product Line

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Stylish and Colorful
Lightweight Technology
Always Comfort
Easy On and Off

Focus on Comfort 11

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STYLE
CASUAL
ACTIVE
WINTER
CORE
Classic
2002
Retro Flip
2013
Euro Ellicot Sneaker
2012
Evercourt Sneaker
2013
Crocs Elements
2012
Devario
2010
Adrina Flat
2011
Malindi
2008
Santa Cruz
2008
Hover Lace Up
2011
Huarache Flat
2013
Duet Shoe
2013
Cyprus
2008
Dawson
2009
Patricia Wedge
2012
Crocband Sneak
2011
Prepair
2009
Mammoth
2007
Athens
2006
Molded Boat
2013
Allcast Duck Luxe Boot
2012
Toning
2011
Crocband Winter Boot
2010
Duet Scutes
2012
Brayden
2012
Welly Rainboot
2012

Product Road Map – All Year Growth 12

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yourself

January
Duet

bold

April - May
Huarache

BE
COOL

July - August
Sneakers, Flats

be
warm

November - December
Fuzz, Boots

February - March
Beach Line

free

September - October
A-leigh, Style

be chic

Product Stories – 2013 13 Compelling Line up of All Season Products Launched Year-Round

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beach line

Colorful

huarache

Innovative

retro

Uniquely crocs

A-Leigh Wedge

Emotive

Product Stories – SS13 14

Easy on | off Lightw eight Purpose Built Stylish Product Stories – FH13 15 Crocband Boot Airy Flat

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be
free
Rock the Boat —
fun, colorful and so light, they float!

be
fun(ky)
Introducing Crocs™ Retro, the iconic Crocs Clog re-imagined as a 70s-inspired track shoe. A little funky, a lot of fun.
Crocs™ Retro takes you back — moves you forward.
With its lower profile and track-inspired design, Crocs™ Retro rekindles the spirit and fun of the original clog. Crocs™ Retro has a herringbone rubber outsole for better traction and sidewall stripes to make you smile. The best part? It has the Crocs feeling inside!

Engaging New Consumers

• Emerging Lifestyle Brand
- Engage New Consumers
- Innovative Products
- Retain Crocs loyalists
• Multi-Channel Approach of
print /outdoor /social media
Consumer Marketing Investment
will Increase Going Forward
Expanding Consumer Awareness is
Key to Crocs Strategy

crocs™
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be chic
feeling good is
always in fashion.
crocs

be bold
Bold feels good.
crocs

BE COOL
believe in your own sense of style.
cool feels good.
crocs

be yourself
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crocs

be free
free feels good
crocs

crocs
be warm
new fall arrivals
SALE

Engaging New Consumers 18 Multi-Channel Global Message Around Lifestyle Imaging Fun, Cool, Colorful, Casual, Comfort

• SAP Implementation through 2013
- $0.04 per share FY 2013 impact
due to accelerated depreciation
- $0.04 - $0.06 per share FY 2013
impact due to increased op ex
• Expected launch in 1H 2014
2013 SAP Investment

* SAP expenses are excluded from normalized operating income results
Total FY 2013 SAP Impact of
$0.08 - $0.10 per share*

Credit Agreement – Key Terms
Capital Allocation – Credit Agreement

•
Renegotiated credit agreement in December 2012
•
Credit line increased to $100mm
•
Up to $50mm per quarter – $150mm per year - can now be used towards share repurchases

Share Repurchase
*Share repurchase totals are as of market close December 31, 2012
Capital Allocation – Share Repurchase

•
Since November 2012, approximately 1.9 million shares have
been repurchased at an average price of $13.25 - ~$25.0mm*
•
Shares are being repurchased under the 2007 Share Repurchase authorization which has 3.4 million shares remaining

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300
250
200
150
100
50
0
20 – 30
25 - 35
25- 30
2013
2012
2011
2010
Europe
Asia
Americas

2013 Planned Retail Store Growth 23 2013 Global Retail Store Growth of Approximately 70 - 95 Net Stores Estimated 600 - 625 Retail Locations Globally by YE 2013

New Retail Investment Metrics
•
Location, Location, Location
•
Focus on High Traffic, Outlet Locations
Avg Store Size – US
Avg Store Size - Asia
1500 – 1800 sqft
650 – 1500 sqft
Avg. Store Cost – US
Avg. Store Cost – Asia
$240K
$140K
Avg. Store Sales
Operating Income (OI)
$750K-$800K
>20%
ROI
Payback Period
>35%
1-3 years
(3 year maximum)

• Engaging with the Consumer through
Core and New Innovative Products
• Growing Wholesale with Key Partners
• Retail and Internet Expansion to
Connect with Core and New Consumers
• Focus on Retail Excellence
• Increased Investment in Marketing
• Creating Leverage
First Half Drivers – Building on A Solid Base

• Benefit from our Global Footprint
• Growing our Back to School Business in US
Market, Licensing Products, Fall and Winter
Products
• Increased Marketing of New, Comfortable
Products
• Expansion into Contraseasonal Markets –
Latin / South America, Middle East, Asia
Pacific
• Managing Fixed Costs
Back Half Drivers – A Slow Methodical Journey

Investment Summary

• Global Multi Channel Casual Lifestyle
Footwear Brand
• Focus on the Consumer
• Balanced, International Long-Term
Sales Growth
• Strong Balance Sheet
• Strong Free Cash Flow
• Rewarding Investors Through
Reinvestment of Cash

Thank You